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INVESTOR 2019 DAY

ESTÉE LAUDER COMPANIES: THE BEST DIVERSIFIED PURE PLAY FABRIZIO FREDA PRESIDENT AND CHIEF EXECUTIVE OFFICER

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PRESTIGE BEAUTY IS ONE OF THE MOST ATTRACTIVE CONSUMER SEGMENTS Market LeadingAspirational Brands Repurchase Rates Affordable LuxuryPricing Power

WE ARE THE BEST DIVERSIFIED PURE PLAY Solely focused on prestige beauty We are well diversified by: • Brands • Categories • Geographies • Channels • Consumer Segments • Price Points

GELCOBHAALSPGRREOSWTINGEVBEENAUFATSYTIESR GROWING FAST CONSUMER STAPLES GLOBAL PRESTIGE BEAUTY ELC 13% 9% 7% 7% 7% 7% 6% 6% (1) Consumer Staples represents S&P Consumer Staples Index (FactSet). (2) Prestige Beauty represents 2017 Euromoni-to2r p%remium fragrance, premium skincare and premium cosmetics. (3) Non-GAAP, adjusted for the adoption of the new revenue recognition standard (“ASC 606”); ELC data represents net sales growth in constant currency, adjusted for SMI shifts, returns associated with restructuring activities and ASC 606. See GAAP Reconciliation. 7% 7% 5%5% -2% 5% 3% 5% 3% 2% FY14 FY15FY16 FY17FY18 FY19E

LEADING BEAUTY FORWARD PROVIDES RESOURCES FOR FUTURE GROWTH • Cost savings • Investment in new capabilities • Nearly doubled advertising $800 ADVERTISING I NVESTMENT +88% FY16 FY19E

ELC IS DELIVERING EXCEPTIONAL NET SALES GROWTH 10-YEAR AVERAGE 8% 14.4 -14.5 $ IN BILLIONS 13.7 $14,700 $13,683 11.3 10.8 11.0 $11,824 FY09 FY10 FY1 1 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19E Non-GAAP, adjusted for the adoption of the new revenue recognition standard (“ASC 606”); ELC data represents net sales growth in constant currency, adjusted for SMI shifts, returns associated with restructuring activities and ASC 606. See GAAP Reconciliation. 11.8 10.2$10,791 $10,182 8.8$9,714 7.8$8,810 $7,324 $11,262 9.7$10,958 7.3$7,796

OUR CY2018 DOLLAR GROWTH WAS BIGGER THAN EACH OF THE TOP TWO PRESTIGE COMPETITORS • Absolute dollar growth surpasses prestige peers • We continue to attract new consumers 1,017 Competitor 2 ELC Competitor 1 ELC value added vs. top 2 competitors for CY2018 vs CY2017, translating the competitor variances at current FX rate for the Euro 1,433 +$1.4B $604 +$1.0B +$0.6B

EPS GREW MORE THAN DOUBLE SALES GROWTH 10-YEAR CAGR 21% $4.9$24-.9$65.00 $4.51 FY09 FY10 FY1 1 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19E Non-GAAP; EPS adjusted for charges associated with restructuring and other activities, goodwill and other intangible asset impairments, changes in the fair value of contingent consideration, the impacts relating to the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act, China deferred tax asset valuation allowance reversal for advertising and promotional expenses, impacts of SMI rollout, remeasurement of net monetary assets in Venezuela and interest expense on debt extinguishment. See GAAP Reconciliation. $3.47 $2.64 $2.27 $1.85 $1.37 $0.71 $2.95$3.07$3.22

ELC CONSTANTLY GAINED SHARE OF GLOBAL PRESTIGE BEAUTY 14.4% 14.3% CY09 CY10 CY1 1 CY12 CY13 CY14 CY15 CY16 CY17 ELC Global Prestige share represents Euromonitor 2017 Global Premium Cosmetics, Premium Fragrances and Premium Skincare 13.9%13.9%14.0% 13.6% 13.3% 13.0% 13.8%

CREATED $50B OF STOCKHOLDER VALUE SINCE 2009 983% EL S&P 500 S&P CONSUMER STAPLES PEER AVERAGE 427% 210% 271% 30-Jun-09 30-Jun-10 30-Jun-1 1 29-Jun-12 28-Jun-13 30-Jun-14 30-Jun-15 30-Jun-16 30-Jun-17 29-Jun-18 28-Feb-19 Market Capitalization $56B $6B FactSet: as of 2/28/19. Peers represents L’Oreal, LVMH, Shiseido and Amore Pacific

FAVORABLE DYNAMICS FUEL GLOBAL PRESTIGE BEAUTY GROWTH

PRESTIGE BEAUTY TAILWINDS CONTINUE DYNAMICS FUEL E BEADIGUITALTY REVOLUTION GROSHWIFTINTG H + + CONSUMER GLOBAL PREFERENCE FAVORABLE PDREMEOGSRATPHIIGC OPPORTUNITIES

600M THE MIDDLE CLASS IS EXPECTED TO GROW BY PEOPLE, $5T IN ADDED GLOBAL SPENDING POWER BY 2028 REPRESENTING GREATER THAN Source: ELC Estimate

PER CAPITA SPEND ON PRESTIGE BEAUTY IS GROWING 20 0 9 – 2017 +36A%ND THERE IS ST+I1L2L3% SUBSTANTIAL ROOINMCHINA IN THE US FOR GROW+T1H51% +49% IN INDIA IN BRAZIL Source: Per Capita Spend on Prestige Beauty represents 2017 Euromonitor Global Prestige Skincare, Prestige Haircare, Prestige Color Cosmetics and Prestige Fragrances sales divided by female population ages 1 5-64 (data.worldbank.org)

AND THERE IS STILL SUBSTANTIAL ROOM FOR GROWTH Source: Per Capita Spend on Prestige Beauty represents 2009 to 2017 Euromonitor Global Prestige Skincare, Prestige Haircare, Prestige Color Cosmetics and Prestige Fragrances sales divided by female population ages 1 5-64 (data.worldbank.org)

ANNUAL PER CAPITA SPEND ON PRESTIGE BEAUTY AND THERE IS STILL SUBSTANTIAL ROOM FOR GROWTH $255 IN THE US $276 IN SOUTH KOREA $23 IN CHINA $21 IN BRAZIL $2 IN INDIA Source: Per Capita Spend on Prestige Beauty represents 2009 to 2017 Euromonitor Global Prestige Skincare, Prestige Haircare, Prestige Color Cosmetics and Prestige Fragrances sales divided by female population ages 1 5-64 (data.worldbank.org)

OPPORTUNITY TO TRADE MASS TO PRESTIGE UP FROM 47% Prestige Source: Mass represents 2017 Euromonitor Mass beauty and personal care, Prestige Beauty represents 2017 Euromonitor Premium beauty and personal care CHINA USA PRESTIGE MASS26% Prestige40% Prestige WEIGHTED AVERAGE ASIAN DEVELOPED MARKETS BrazilIndiaTurkeyChinaGermanyUS JapanSouth KoreaHong Kong

STRENGTHS +ENHANCED = PROVEN CAPABILITIES WINNING STRATEGY FOR THE FUTURE

INPNR OVVEANTSITORENNGTHS + = ENHANCED CAPABILITIES • Brand-lWed, weIllNdiffeNrentIiatNed G STRATEGY FOR • Consumer inspired, creativity driven THE FUTURE

INNOVATION POWERED BY DATA ANALYTICS AND CONSUMER INSIGHTS • Record ~30% of net sales • Increasing success rate • Focus on hero franchises, local relevance, and best global opportunities • Improved speed to market

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Beauty Bloom. Let Asian New. Micro Essence with Sakura Ferment Estee Lauder puts over 30 years of fermentation exper tise in every drop. Created specifically for and tested on Asian ESTtE L-AUDER Micro ESTEE LALJDER women. Micro Essence Essence - • Skin Aclivuting Treatment I otion Lotiun expt:rtc reparation

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OUR POWERFUL DIGITAL AGENDA

WE ARE A LEADER IN ECOMMERCE • 300+ brand sites in 50 counOtriesUR POWERFUL • Valuable consumerDIGITAL AGENDA engagement assets • Ecommerce comprises up to 30% of sales in key markets • About 30% annual growth

SOCIAL MEDIA HAS DRIVEN STRONG CONSUMER ENGAGEMENT • All our brands advertise • Incredible consumer reach • Influencers, also as content • Higher ROI creators

HIGH-TECH HIGH-TOUCH • New capabilities • Elevation of the luxury experience

INCREASED AGILITY OF RESOURCE REALLOCATION TO BEST GROWTH OPPORTUNITIES

OUR GLOBAL GEOGRAPHIC LEADERSHIP SWEDEN UK FINL AND INCREASED AGPOL AINLD ITY OF CANADA RESOURCE RAEUSTRAIA LLBUOLGARICA ATION TO CZECHIA HUNGARY GREECE US BGEUATEMASL A TCÔTGE OHIOPWIA TH PAKISTAN HONG KONG CHINA TURKEY TUNISIA D'IVOIRE TAIWAN INDIA MYANMAR ET MEXICO OPANAMAPPORTNIUGERIA NITIES PHILIPPINES COSTA RICA COLUMBIA VIETNAM THAIL AND KENYA GHANA INDONESIA TANZANIA BRAZIL PERU MAL AYSIA ANGOL A CHILE AUSTRALIA SOUTH AFRICA NEW ZEAL AND Source: Prestige Beauty Share represents 2017 Euromonitor Prestige Cosmetics, Prestige Makeup and Prestige Skincare, NPD, Segmenta, and Beaute Research

POTENTIAL FOR GEOGRAPHIC EXPANSION Countries and Territories by Brand 185 Rodin Frédéric Malle Kilian Le Labo Bumble & BeccaToo Faced Aveda bumble Darphin Origins Smashbox Jo Malone GlamGlow La Mer Bobbi Brown Tom Ford MAC Clinique Designer Fragrances Estée Lauder Global Potential SOURCE: ELC Data 169>117530 140 120120 778 78 5458 182223 28 70 3841434748 9

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WE ARE NOW LEADERS IN THE TWO KEY CHANNELS OF THE FUTURE TRAVEL RETAIL AND GLOBAL ONLINE

ELEVATING THE LUXURY EXPERIENCE TRAVELING CONSUMERS FOR • Passenger traffic growing • Digitalization drives conversion • Brand expansion • Airports development

SIGNIFICANT OPPORTUNITY FOR ONLINE PENETRATION Number of Brand Sites by Country 18 9 PHILIPPINES ITALY THAILAND RUSSIA JAPAN BRAZIL KOREA UK GERMANY US CHINA SOURCE: ELC Data 15 11 9 6 101010 8 5

SIGNIFICANT OPPORTUNITY FOR ONLINE EXPANSION Ecommerce Net Sales Penetration 30% 27% 26% PHILIPPINES ITALY THAILAND RUSSIA JAPAN BRAZIL KOREA UK GERMANY US CHINA SOURCE: ELC Data 25% 19% 9%10% 7% 4%5% 22%

DIRECT TO CONSUMER • 300+ Brand sites • Third Party Platforms • 1500 FSS (e.g. Tmall)

Growing double digits DIRECT TO CONSUMER • 300+ Brand sites • Third Party Platforms • 1500 FSS High absolute profit Robust consumer data Platform for new business models (e.g. Tmall)

A STRONG BRAND BUILDING MODEL DEVELOPING LESS THAN $500M SCALING $500M-$1B LARGE GREATER THAN $1B NET SALES NET SALES NET SALES ALL OTHER BRANDS

OUR DIVERSIFIED BRAND PORTFOLIO SERVES KEY CONSUMER SEGMENTS Premium Price Point Classic Lifestyle Progressive Lifestyle Entry Price Point

FAMILY CULTURE OUR & OUR FOCUS ON INCLUSION AND DIVERSITY OUR SUCCESS ENABLES

CHANGE RESPECT INNOVATION CREATIVE LEADERSHIP FASHION SERVICE PASSION INCLUSION PEOPLE PROFESSIONAL EXCELLENCE TRUST LOVE FAMILY FRIENDLY CARING TEAM SUPPORTIVE BEAUTIFUL GROWTH BEAUTY POSITIVE WELCOMING DIVERSITY FUN RESPECTFUL SUCCESS DIVERSEGOOD INCLUSIVE SOCIAL FAIR LUXURY DYNAMIC COMPETITIVE STRONG QUALITY OPEN PASSIONATE DRIVEN DEVELOPMENT TEAMWORK COMMITMENT RESPONSIBILITY WORK CORPORATE COLLABORATIVE

REVERSE MENTOR PROGRAM

REVERSE MENTOR PROGRAM

REVERSE MENTOR PROGRAM

REVERSE MENTORS GLOBAL COMMUNITY 470+ GERMANY CANADA CHINA UK GLOBAL REVERSE MENTOR PARTICIPANTS KOREA SWITZERLAND FRANCE SPAIN JAPAN TURKEY US HONG KONG ITALY 300+ INDIA TAIWAN EXECUTIVE SENIOR LEADER PARTICIPANTS THAILAND MALAYSIA SINGAPORE 22 BRAZIL PARTICIPATING AFFILIATES CHILE AUSTRALIA SOUTH AFRICA

.. I ESTEE LAUDER $=0MPANJES BREAST CNCER CAMPAI GN Breast cancer affects us all. #Tin1eToEndBreastCancer

WE ARE EXCITED TO ANNOUNCE OUR NEW ESG GOALS…

75-100% recyclable, refillable, reusable, recycled or recoverable, packaging by the end of 2025

Glossary of key ingredients online by the end of 2025

Set our a science-based target covering Scopes 1,2, and3 emissions by the end of 2020

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WE ARE THE BEST DIVERSIFIED PURE PLAY In a league of our own

CONFIRMING WE ARE THE OUR 3-YEARTARGETS IN CONSBTAENTSCUTRREDNCYIVERSSIFTRIOENDG • 6-8% net sales growthPURE PLALYONG-TERM • Double-digit EPS growth OUTLO OK own • Average margin expansion +50 bps annually • Gain share in global pIrenstigae bleeaautygue of our The long-term targets are non-GAAP measures that cannot be reconciled to Net sales, Earnings per share and Operating margin, their most directly comparable GAAP financial measures, without unreasonable effort primarily due to the uncertainties involved in estimating long-term adjustments necessary to reconcile to GAAP. See GAAP Reconciliation for further detail relating to the Company ’s non-GAAP adjustments.

CONFIRMING OUR 3-YEAR TARGETS IN CONSTANT CURRENCY

- 6-8% net sales growth
- Double-digit EPS growth
- Average margin expansion +50 bps annually
- Gain share in global prestige beauty

STRONG LONG-TERM OUTLOOK

The long-term targets are non-GAAP measures that cannot be reconciled to Net sales, Earnings per share and Operating margin, their most directly comparable GAAP financial measures, without unreasonable effort primarily due to the uncertainties involved in estimating long-term adjustments necessary to reconcile to GAAP. See GAAP Reconciliation for further detail relating to the Company's non-GAAP adjustments.

FORWARD-LOOKING INFORMATION AND NON-GAAP DISCLOSURES Statements in the Investor Day presentations, including remarks by the CEO and other members of management, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may address our expectations regarding sales, earnings or other future financial performance and liquidity, product introductions, entry into new geographic regions, information technology initiatives, new methods of sale, our long-term strategy, restructuring and other charges and resulting cost savings, and future operations or operating results. These statements may contain words like “expect,” “will,” “will likely result,” “would,” “believe,” “estimate,” “planned,” “plans,” “intends,” “may,” “should,” “could,” “anticipate,” “estimate,” “project,” “projected,” “forecast,” and “forecasted” or similar expressions. Factors that could cause actual results to differ materially from our forward-looking statements are described in our Investor Day materials as well as the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company assumes no responsibility to update forward-looking statements made herein or otherwise. Our Investor Day materials also include non-GAAP financial measures. We use certain non-GAAP financial measures, among other financial measures, to evaluate our operating performance, which represent the manner in which we conduct and view our business. Management believes that excluding certain items that are not comparable from period to period, or do not reflect our underlying ongoing business, provides transparency for such items and helps investors and others compare and analyze operating performance from period to period. Our non-GAAP financial measures may not be comparable to similarly titled measures used by, or determined in a manner consistent with, other companies. While we consider the non-GAAP measures useful in analyzing our results, they are not intended to replace, or act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP. Information about GAAP and non-GAAP financial measures, including reconciliation information, is included in our Investor Day materials as well as on the Investors area of the Company’s website, www.elcompanies.com, under the heading “GAAP Reconciliation.”